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                                                                    Exhibit 10.9


                                                           DRAFT: AUGUST 8, 1996

                                           August 8, 1996

Mr. Eugene Sekulow
Westchester Financial Center
50 Main Street, 10th Floor
White Plains, NY 10606

Dear Mr. Selculow:

     Pursuant to Section 2 of the Consulting Agreement signed on September 15, 1995 between you and RSL Communications Ltd., (now a Bermuda company) the Company hereby declares its intention to renew this Agreement for a period of one year on the same terms and conditions as the original Agreement. Please indicate your willingness to continue as a Consultant to us by signing below and returning this letter to me.

     Thank you.

                                       Sincerely,



                                       /s/ Itzhak Fisher
                                       ---------------------------------
                                       Itzhak Fisher

ACCEPTED:
August 15, 1996



/s/ Eugene Sekulow                     /s/ Itzhak Fisher
-----------------------------          ---------------------------------
Eugene Sekulow                         Itzhak Fisher
                                       President & CEO